                                                                    EXHIBIT 10.3

                          SUBSCRIPTION ESCROW AGREEMENT

      This ESCROW AGREEMENT, dated as of, 2007 (the "Agreement") is entered into by and among Shopoff Properties Trust, Inc., a Maryland corporation (the "Company"), Shopoff Securities, Inc., a Delaware corporation (the
"Broker-Dealer"), and Wells Fargo Bank, N.A., a national banking association, as escrow agent (the "Escrow Agent").

      WHEREAS, the Company has filed a Registration Statement on Form S-11 (Registration No. 333-[ ]) with the Securities and Exchange Commission (the "SEC") to commence an initial public offering (the "Offering") of up to 20,100,000 shares of common stock ("Shares") with the first 2,000,000 Shares being sold at $9.50 per Share, and the last 18,100,000 Shares being sold at $10.00 per Share to the public, with a minimum offering (the "Minimum Offering") of $19,000,000 in Shares (the "Minimum Amount"). The Shares are being sold on a best-efforts basis through the Broker-Dealer;

      WHEREAS, the Company and the Broker-Dealer desire to establish an Escrow Account (as defined below) for the deposit of the subscribers' subscription funds raised in the Offering, together with any earnings thereon (the "Escrow Property") in accordance with the terms of this Agreement;

      WHEREAS, the Escrow Agent agrees to maintain such an Escrow Account; and

      NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto, intending to be legally bound, do hereby agree as follows:

SECTION 1. APPOINTMENT OF THE ESCROW AGENT. The Company and the Broker-Dealer hereby appoint Wells Fargo Bank, N.A. as escrow agent in accordance with the terms and conditions set forth herein, and the Escrow Agent hereby accepts such appointment.

SECTION 2. PROCEEDS TO BE ESCROWED; SUBSCRIPTION DOCUMENTS TO BE ESCROWED.

      (a) A sample copy of the subscription agreement to be executed by each subscriber for Shares in the Offering is attached as Exhibit A (the "Subscription Agreement"). Each person desiring to purchase Shares in the Offering will be required to complete and execute a Subscription Agreement and to deliver to the Broker-Dealer such completed Subscription Agreement, together with a check, draft, wire or money order (hereinafter referred to as an "Instrument of Payment") in the amount of either $9.50 per share or $10.00 per share, depending upon whether the Minimum Amount has been reached as the subscriber shall be so advised by the Company, the Broker-Dealer or the Escrow Agent after the Escrow Agent's receipt of a Minimum Offering Notice (as hereinafter defined). The Broker-Dealer shall conduct its review of the Subscription Agreements and the Instruments of Payment at the same location at which the Subscription Agreements and Instruments of Payment are received from subscribers. Any Subscription Agreement and Instrument of Payment not conforming to the foregoing instructions shall be returned by the Broker-Dealer directly to such subscriber not later than the end of the next business day following receipt by the Broker-Dealer of such materials. If the Subscription

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Agreements and Instruments of Payment received by the Broker-Dealer conform to the foregoing instructions, then by the end of the next business day following receipt by the Broker-Dealer, the Broker-Dealer shall transmit the Subscription Agreements to the Escrow Agent and shall effect a wire transfer in immediately available federal funds from the Broker-Dealer to the Escrow Agent using the wire transfer instructions attached hereto as Exhibit B (the "Wire Transfer Instructions") of the subscribers' subscription funds represented by the instructions of payment received by the Broker-Dealer (it being understood that the Broker-Dealer will transmit all subscription funds to the Escrow Agent by wire transfer regardless of the form of the instruction of payment received by the Broker-Dealer and that such wire transfer shall specify the subscriber(s) that it benefits).

      (b) Notwithstanding the foregoing, with respect to any Shares to be purchased by a custodial account, the Broker-Dealer shall cause the custodian of such account to deliver a completed Subscription Agreement for such account directly to the Escrow Agent and to effect a wire transfer of such account's subscription funds in immediately available federal funds to the Escrow Agent using the Wire Transfer Instructions. The Broker-Dealer shall furnish to the Escrow Agent with each delivery of Instruments of Payment a list of the subscribers described in Section 3 of this Agreement.

      (c) All such funds received from subscribers in payment for the Shares so delivered to the Escrow Agent by the Broker-Dealer shall be retained in escrow by the Escrow Agent in a separate deposit account (the "Escrow Account") upon the terms and conditions hereinafter set forth and invested as stated below. The Escrow Agent shall have no duty to solicit the Investor Funds from subscribers.

      (d) The Escrow Property shall be held by the Escrow Agent in the Escrow Account until such funds are either disbursed to the Company in accordance with
Section 4(a) hereof or returned to the subscribers in accordance with Section 4(b) hereof.

SECTION 3. IDENTITY OF SUBSCRIBERS. The Broker-Dealer shall furnish to the Escrow Agent with each delivery of funds, as provided in Section 2 hereof, a list of the persons who have paid money for the purchase of Shares showing the name, address, tax identification number, state of residence, amount of Shares subscribed for, and the amount of money paid. The information comprising the identity of investors shall be provided to the Escrow Agent in the format set forth in the List of Investors attached as Exhibit C. All proceeds so deposited shall remain the property of the subscriber and shall not be subject to any liens or charges by the Company, or the Escrow Agent, until released to the Company as hereinafter provided.

      9 The Company hereby acknowledges the Escrow Agent's right to reject any subscriber on the basis of an incomplete Subscription Agreement or lack of payment of funds, it being understood that the Escrow Agent shall be entitled to exercise such right in its sole discretion and shall not be held liable or accountable therefor; provided, however, that the Company may in its sole discretion direct the Escrow Agent to accept an incomplete Subscription Agreement, and the Escrow Agent shall be protected in acting upon such direction.

SECTION 4. DISBURSEMENT OF ESCROW PROPERTY. The Escrow Agent shall notify the Company on a weekly basis (and more frequently if requested by the Company) of the amount of funds

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in the Escrow Account as well as the activity in the Escrow Account since the last report. The Escrow Property shall be disbursed as follows:

      (a) If payments of the Minimum Amount or more for Shares are obtained on or prior to the date that is one year after the effective date of the Registration Statement (the "Minimum Offering Expiration Date") and the Company has delivered a written notice (the "Minimum Offering Notice") attached as Exhibit D, signed jointly by two Authorized Persons (as defined in Section 12(p)) of the Company, stating that it has received and accepted Subscription Agreements for the Minimum Amount of Shares, thereafter the Escrow Agent shall pay out the Escrow Property when and as directed by any Authorized Person of the Company. Upon the delivery of the Minimum Offering Notice, all interest accrued on the Escrow Property shall be payable to the Company.

      (b) If the Escrow Agent does not receive the Minimum Offering Notice within one (1) business day of the Minimum Offering Expiration Date, the Escrow Agent shall promptly, in any event within ten business days following the Minimum Offering Expiration Date, by check, refund to each investor at the address appearing on the List of Investors, or at such other address as shall be furnished to the Escrow Agent by the Company in writing, all sums paid by the investor pursuant to his Subscription Agreement for Shares, together with the interest accrued on such funds in the Escrow Account, which the Company shall calculate and provide to the Escrow Agent and shall then notify the Company in writing of such refunds. The Company agrees to use its best efforts to obtain an executed IRS Form W-9 from each subscriber prior to the Minimum Offering Expiration Date if the Escrow Agent is not in receipt of evidence that subscriptions for the Minimum Amount have been accepted at the close of business on the date which is one month before the Minimum Offering Expiration Date. In the event that a subscriber fails to remit an executed Form W-9 to the Escrow Agent prior to the date the Escrow Agent returns the subscriber's funds, the Escrow Agent will be required to withhold a portion of the earnings attributable to those subscribers at the applicable rate in accordance with Section 3406 of the Internal Revenue Code of 1986, as amended.

      (c) Upon the termination of the Escrow Agreement, any remaining Escrow Property shall be forwarded to the Company in accordance with the Company's written directions.

SECTION 5. INVESTMENT OF THE ESCROW PROPERTY. Prior to the disbursement of Escrow Property in accordance with the provisions of Section 4 hereof, all Escrow Property shall be deposited in a Wells Fargo Bank, N.A. Money Market Deposit Account pursuant to the requirements of Rule 15c2-4 All investments attributable to Escrow Property shall be made by the Escrow Agent in the name of "Wells Fargo Bank, N.A., as Escrow Agent."

SECTION 6. TERM OF ESCROW. This Agreement shall be effective as of the date the Registration Statement is declared effective by the SEC as such date is promptly notified to the Escrow Agent by the Company in writing. Unless otherwise provided in this Agreement, final termination of this Agreement shall occur on
(1) the date that the Company and the Escrow Agent shall mutually agree in writing to terminate this Agreement, or (2) after termination of this Offering, the date on which all funds held in the Escrow Account have been distributed in accordance with the terms hereof in each case. The provisions of Sections 8, 10 and 11 shall

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survive the termination of this Escrow Agreement and the earlier resignation or removal of the Escrow Agent.

SECTION 7. ISSUANCE OF CERTIFICATES. Until the terms of the Escrow Agreement with respect to Shares have been met and the funds hereunder received from subscriptions for Shares have been released to the Company, the Company may not issue any certificates or other evidence of Shares, except Subscription Agreements.

SECTION 8. COMPENSATION OF THE ESCROW AGENT. As compensation for serving as the Escrow Agent hereunder, the Escrow Agent shall receive from the Company the fees, charges and reimbursement of expenses as agreed to between the Company and Escrow Agent on Schedule A attached hereto. The Company shall reimburse the Escrow Agent on demand for all loss, liability, damage, disbursements, advances or expenses paid or incurred by it for which the Company is obligated to pay or indemnify the Escrow Agent pursuant to the terms hereof in the administration of its duties hereunder, including, but not limited to, all counsel, advisors' and agents' fees and disbursements and all taxes or other governmental charges. The obligations contained in this Section 8 shall survive the termination of this Escrow Agreement and the resignation or removal of the Escrow Agent.

SECTION 9. RESIGNATION OF THE ESCROW AGENT. The Escrow Agent may resign and be discharged from its duties hereunder at any time by giving thirty (30) calendar days' prior written notice of such resignation to the Company. The Company may remove the Escrow Agent at any time by giving thirty (30) calendar days' prior written notice to the Escrow Agent. Upon such notice, a successor escrow agent shall be appointed by the Company who shall provide written notice of such to the resigning the Escrow Agent. Such successor escrow agent shall become the escrow agent hereunder upon the resignation or removal date specified in such notice. If the Company is unable to agree upon a successor escrow agent within thirty (30) days after such notice, the Escrow Agent may, in its sole discretion, deliver the Escrow Property to the Company at the address provided herein or may apply to a court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief. The costs and expenses (including its attorneys' fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by the Company. Upon receipt of the identity of the successor escrow agent, the Escrow Agent shall deliver the Escrow Property then held hereunder to the successor Escrow Agent, less the Escrow Agent's fees, costs and expenses or other obligations owed to the Escrow Agent to be paid from any interest earned in respect of the Escrow Property, or hold any interest earned in respect of the Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid. Upon its resignation and delivery of the Escrow Property as set forth in this Section 9, the Escrow Agent shall be discharged from any and all further obligations arising in connection with the Escrow Property or this Agreement.

SECTION 10. INDEMNIFICATION OF THE ESCROW AGENT. The Company and the Broker-Dealer hereby jointly and severally agree to indemnify, defend, protect and hold harmless the Escrow Agent and its officers, directors, employees, representatives and agents, from and against and reimburse the Escrow Agent for any and all claims, expenses, obligations, liabilities, losses, damages, injuries (to person, property, or natural resources), penalties, stamp or other similar taxes, actions, suits, judgments, reasonable costs and expenses (including reasonable attorney's

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fees and expenses) of whatever kind or nature regardless of their merit, demanded, asserted or claimed against the Escrow Agent directly or indirectly relating to, or arising from, claims against the Escrow Agent by reason of its participation in the transactions contemplated hereby, including without limitation all reasonable costs required to be associated with claims for damages to persons or property, and reasonable attorneys' and consultants' fees and expenses and court costs, except to the extent finally determined to have been primarily caused by the Escrow Agent's gross negligence or willful misconduct. The provisions of this Section 10 shall survive the termination of this Agreement or the resignation or removal of the Escrow Agent.

SECTION 11. LIMITATIONS ON THE RESPONSIBILITIES OF THE ESCROW AGENT.

      (a) The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied against the Escrow Agent. The Escrow Agent shall not be subject to, nor required to comply with, any other agreement to which the Company is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from the Company or an entity acting on its behalf. The Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder. The sole duty of the Escrow Agent shall be to receive subscription funds and hold and invest them subject to release, in accordance herewith, and the Escrow Agent shall be under no duty to determine whether the Company or the Broker-Dealer is complying with requirements of this Agreement, the Offering, any disclosure or marketing materials in connection therewith or any applicable laws. The Company and the Broker-Dealer agree that the Escrow Agent had and has no role in the preparation of the Offering documents, has not reviewed any such documents and makes no representations or warranties with respect to the information contained therein or omitted therefrom. The Escrow Agent shall have no obligation, duty or liability with respect to compliance with any federal or state securities, disclosure or tax laws concerning the Offering documents or the issuance, offering or sale of the Shares. The Escrow Agent shall have no duty or obligation to monitor the application and use of the subscription funds once transferred to the Company, that being the sole obligation and responsibility of the Company.

      (b) If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Escrow Property (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Escrow Property), the Escrow Agent is authorized to comply therewith in any manner it or legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

      (c) The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall

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the Escrow Agent be liable (i) for acting in accordance with or conclusively relying upon any instruction, notice, demand, certificate or document from the Company or any entity acting on behalf of the Company, (ii) for any indirect, consequential, punitive or special damages, regardless of the form of action and whether or not any such damages were foreseeable or contemplated, (iii) for the acts or omissions of its nominees, correspondents, designees, agents, subagents or subcustodians, (iv) for the investment or reinvestment of any cash held by it hereunder, in each case in good faith, in accordance with the terms hereof, including without limitation any liability for any delays (not resulting from its gross negligence or willful misconduct) in the investment or reinvestment of the Escrow Property, or any loss of interest or income incident to any such delays, or (v) for an amount in excess of the value of the Escrow Property, valued as of the date of deposit, but only to the extent of direct money damages.

      (d) The Escrow Agent may consult with legal counsel of its own choosing at the expense of the Company as to any matter relating to this Escrow Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel. If such expenses are to be billed to the Company, the Company will be informed of such expenses before they are incurred. Failure of the Escrow Agent to provide such notice will discharge the Company's payment obligations hereunder.

      (e) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

      (f) The Escrow Agent shall be entitled to conclusively rely upon any order, judgment, certification, demand, notice, instrument or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. The Escrow Agent may act in conclusive reliance upon any instrument or signature believed by it to be genuine and may assume that any person purporting to make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

      (g) The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement. The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

      (h) The Escrow Agent shall not be under any duty to give the Escrow Property held by it hereunder any greater degree of care than it gives other similar escrow property and shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement.

      (i) At any time the Escrow Agent may request an instruction in writing from the Company and may, at its own option, include in such request the course of action it proposes to

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take and the date on which it proposes to act, regarding any matter arising in connection with its duties and obligations hereunder. The Escrow Agent shall not be liable for acting in accordance with such a proposal on or after the date specified therein, provided that the specified date shall be at least three (3) business days after the Company receives the Escrow Agent's request for instructions and its proposed course of action, and provided further that, prior to so acting, the Escrow Agent has not received the written instructions requested.

      (j) When the Escrow Agent acts on any information, instructions, communications, (including, but not limited to, communications with respect to the delivery of securities or the wire transfer of funds) sent by telex, facsimile, email or other form of electronic or data transmission, the Escrow Agent, absent gross negligence on its part, shall not be responsible or liable in the event such communication is not an authorized or authentic communication of the Company or is not in the form the Company sent or intended to send (whether due to fraud, distortion or otherwise). The Company shall indemnify the Escrow Agent against any loss, liability, claim or expense (including legal fees and expenses) it may incur with its acting in accordance with any such communication.

      (k) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than to retain possession of the Escrow Property, unless the Escrow Agent receives written instructions, signed by the Company which eliminates such ambiguity or uncertainty.

      (l) In the event of any dispute between or conflicting claims among the Company and any other person or entity with respect to any Escrow Property, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the Company or any other person for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent or (ii) the Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all losses which it may incur by reason of so acting. Any court order, judgment or decree shall be accompanied by a legal opinion by counsel for the presenting party to the effect that said order, judgment or decree represents a final adjudication of the rights of the parties by a court of competent jurisdiction, and that the time for appeal from such order, judgment or decree has expired without an appeal having been filed with such court. The Escrow Agent shall act on such court order and legal opinions without further question. The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed an obligation of, the Company.

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      (m) The Escrow Agent shall have no responsibility for the contents of any writing of the arbitrators or any third party contemplated herein as a means to resolve disputes and may conclusively rely without any liability upon the contents thereof.

      (n) The Escrow Agent does not have any interest in the Escrow Property deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent from any amounts that it is obligated to pay in the way of such taxes. Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The Company will provide the Escrow Agent with appropriate W-9 forms for tax identification number certifications, or W-8 forms for non resident alien certifications. This paragraph shall survive notwithstanding any termination of this Escrow Agreement or the resignation or removal of the Escrow Agent.

      (o) The Escrow Agent shall provide to the Company weekly statements identifying transactions, transfers or holdings of Escrow Property and each such statement shall be deemed to be correct and final upon receipt thereof by the Company unless the Escrow Agent is notified in writing, by the Company, to the contrary within thirty (30) business days of the date of such statement.

SECTION 12. MISCELLANEOUS.

      (a) This Agreement embodies the entire agreement and understanding among the parties relating to the subject matter hereof.

      (b) This Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to the principles of conflict of laws.

      (c) All notices and other communications under this Agreement shall be in writing in English and shall be deemed given when delivered personally, on the next Business Day after delivery to a recognized overnight courier or mailed first class (postage prepaid) or when sent by facsimile to the parties (which facsimile copy shall be followed, in the case of notices or other communications sent to the Escrow Agent, by delivery of the original) at the following addresses (or to such other address as a party may have specified by notice given to the other parties pursuant to this provision):

      If to the Company, to:

      Shopoff Properties Trust, Inc.
      8951 Research Drive
      Irvine, California  92618
      Attention: William A. Shopoff
      Telephone: (949) 417-1396

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      with a copy to:

      Manatt, Phelps, & Phillips, LLP
      11355 West Olympic Boulevard
      Los Angeles, California 90064
      Attention: Blase P. Dillingham, Esq.
      Telephone:  (310) 312-4159

      If to the Escrow Agent, to:

      Wells Fargo Bank, N.A.
      1445 Ross Avenue, 2nd Floor
      MAC T5303-022
      Dallas, Texas 75202
      Facsimile:  (214) 777-4086
      Attention:  Amy Perkins, Corporate Trust & Escrow Services

      If the Broker-Dealer, to:

      Shopoff Securities, Inc.
      8951 Research Drive
      Irvine, California  92618
      Attention: William A. Shopoff
      Telephone: (949) 417-1396

      (d) The headings of the Sections of this Agreement have been inserted for convenience and shall not modify, define, limit or expand the express provisions of this Agreement.

      (e) This Agreement and the rights and obligations hereunder of parties hereto may not be assigned except with the prior written consent of the other parties hereto. This Agreement shall be binding upon and inure to the benefit of each party's respective successors and permitted assigns. Except as expressly provided herein, no other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement is intended to be for the sole benefit of the parties hereto, and (subject to the provisions of this Section 12(e)) their respective successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

      (f) This Agreement may not be amended, supplemented or otherwise modified without the prior written consent of the parties hereto.

      (g) The Escrow Agent makes no representation as to the validity, value, genuineness or the collectability of any security or other document or instrument held by or delivered to it.

      (h) Any payments of income from the Escrow Property shall be subject to withholding regulations then in force with respect to United States taxes. The Company will provide the Escrow Agent with its Employer Identification Number for use by the Escrow Agent if necessary. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on the Escrow Property and will not be responsible for any other reporting.

                                       9
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      (i) This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

      (j) The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

      (k) The Company hereby represents and warrants (i) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and performance of this Escrow Agreement by the Company does not and will not violate any applicable law or regulation.

      (l) The Broker-Dealer hereby represents and warrants (i) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (ii) that the execution, delivery and performance of this Escrow Agreement by the Broker-Dealer does not and will not violate any applicable law or regulation.

      (m) The invalidity, illegality or unenforceability of any provision of this Escrow Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be unenforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

      (n) No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "Wells Fargo Bank, N.A." or any of their respective affiliates by name or the rights, powers, or duties of the Escrow Agent under this Escrow Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Escrow Agent.

      (o) For purposes of this Agreement, "Business Day" shall mean any day that is not a Saturday or Sunday or a day on which banks are required or permitted by law or executive order to be closed in the City of Irvine, California or the City of Dallas, Texas.

      (p) For purposes of sending and receiving instructions or directions hereunder, all such instructions or directions shall be, and the Escrow Agent may conclusively rely upon such instructions or directions, delivered, and executed by representatives of the Company designated on Scheduled B attached hereto and made a part hereof (each such representative, an "Authorized Person") which such designation shall include specimen signatures of such representatives, as such Schedule B may be updated from time to time.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                        SHOPOFF PROPERTIES TRUST, INC.

                                        By:____________________________
                                           Name:
                                           Title:

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                                        SHOPOFF SECURITIES, INC.

                                        By: ____________________________
                                            Name:
                                            Title:

                                        WELLS FARGO BANK, N.A.
                                        as Escrow Agent

                                        By: ____________________________
                                            Name:
                                            Title:

                                       11
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                                   SCHEDULE A

               DESCRIPTION OF SUBSCRIPTION ESCROW AGENT SERVICES:

Wells Fargo Bank                                       Greg L. Stites [WEllS
Corporate Trust Services          Vice President/Business Development  FARGO
400 West 15th Street, 1st Floor                    Tel:  512.344.8640  LOGO]
Mac T5656-013                                      Fax:  512.344.8621
Austin, TX  78701                        Greg.L.Stites@wellsfargo.com

                                SCHEDULE OF FEES
                   TO ACT AS SUBSCRIPTION ESCROW AGENT FOR THE
                          SHOPOFF PROPERTY TRUST, INC.

ACCEPTANCE FEE:                                                           WAIVED

      Initial Fees as they relate to Wells Fargo Bank acting in the capacity of Escrow Agent - includes creation and examination of the Escrow Agreement; acceptance of the Escrow appointment; setting up of Escrow Account(s) and accounting records; and coordination of receipt of funds for deposit to the Escrow Account.

      The Acceptance Fee is payable at time of Escrow Agreement execution.

ESCROW AGENT ADMINISTRATION FEE:                     FOR UP TO 300 INVESTOR DEPOSITS:
--------------------------------
$20,000.00

For ordinary administration services by Escrow Agent - includes daily routine account management; investment transactions; cash transaction processing (including wires and check processing); disbursement of the funds in accordance with the agreement; and mailing of trust account statements to all applicable parties. Tax reporting for up to 300 entities or individuals is included in the Escrow Agent Administration Fee. Should the escrow agent be required to actively collect W-9s, or any additional tax information from the subscribers, an additional reporting fee of $25 per event may be charged. Additionally, a sweep fee of 20 basis points will be assessed by the Escrow Agent on the average monthly balance for Money Market Fund or Money Market Demand Account (sweep) Investments. Float credit received by the bank for receiving funds that remain uninvested are deemed part of the Escrow Agent's compensation. Fees are due and payable from the investment earnings within the escrow account and will be paid there from as soon as possible. In the event investment earnings are not sufficient to accommodate the Escrow Agent Administration Fee, or any additional fees that may be charged, Shopoff Property Trust, Inc., or an affiliate, will pay the fee. The Fee will not be prorated in case of early termination.

TRANSACTION CHARGES:


International Wire disbursements                                  $85 per wire
NSF checks, stop payments, return checks                          $35 per check

WELLS FARGO'S BID IS BASED ON THE FOLLOWING ASSUMPTIONS:

-     Number of escrow funds/accounts to be established: One (1)

-     Number of Deposits to Escrow Account: Approximately Three Hundred (300)

-     Number of Withdrawals from Escrow Fund: Approximately Three Hundred (300)

-     Term of Escrow: Up to One (1) Year

- THIS FEE SCHEDULE ASSUMES THAT BALANCES IN THE ESCROW ACCOUNT WILL BE INVESTED IN MONEY MARKET MUTUAL FUNDS OR MONEY MARKET DEMAND ACCOUNTS

-     ALL FUNDS WILL BE RECEIVED FROM OR DISTRIBUTED TO A DOMESTIC ENTITY

- IF THE ACCOUNT(S) DOES NOT OPEN WITHIN THREE (3) MONTHS OF THE DATE SHOWN BELOW, THIS PROPOSAL WILL BE DEEMED TO BE NULL AND VOID

OUT OF POCKET EXPENSES:

We only charge for out-of-pocket expenses in response to specific tasks assigned by the client. Therefore, we cannot anticipate what specific out-of-pocket items will be needed or what corresponding expenses will be incurred. Possible expenses would be, but are not limited to, express mail and messenger charges, travel expenses to attend closing or other meetings. There are no charges for indirect out-of- pocket expenses.

   THIS FEE SCHEDULE IS BASED UPON THE ASSUMPTIONS LISTED ABOVE WHICH PERTAIN
 TO THE RESPONSIBILITIES AND RISKS INVOLVED IN WELLS FARGO UNDERTAKING THE ROLE OF ESCROW AGENT. THESE ASSUMPTIONS ARE BASED ON INFORMATION PROVIDED TO US AS OF
    THE DATE OF THIS FEE SCHEDULE. OUR FEE SCHEDULE IS SUBJECT TO REVIEW AND ACCEPTANCE OF THE FINAL DOCUMENTS. SHOULD ANY OF THE ASSUMPTIONS, DUTIES OR
 RESPONSIBILITIES CHANGE, WE RESERVE THE RIGHT TO AFFIRM, MODIFY OR RESCIND OUR
                                 FEE SCHEDULE.

                         SUBMITTED BY: Greg L. Stites - September 12, 2006
                                       Vice President/Business Development
                                       (512)  344-8640
                                       p#  44587

                                   SCHEDULE B

          AUTHORIZED REPRESENTATIVES OF SHOPOFF PROPERTIES TRUST, INC.

Name

______________________________________________
    Title

______________________________________________
   Specimen Signature

Name

______________________________________________
    Title

______________________________________________
   Specimen Signature

Name

______________________________________________
    Title

______________________________________________
   Specimen Signature

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                                    EXHIBIT B

                           WIRE TRANSFER INSTRUCTIONS

                                    EXHIBIT C

                                LIST OF INVESTORS

      Pursuant to the Escrow Agreement dated   by and between Shopoff Properties
Trust, Inc., (the "Company"), Shopoff Securities, Inc., and Wells Fargo Bank, N.A. (the "Escrow Agent"), the Company hereby certifies that the following Investors have paid the following amounts of money for the purchase of (the"Shares"), and the money has been deposited with the Escrow Agent:

1.    Name of Subscriber

      Mailing Address

      State of Residence

      Tax Identification Number

      Amount of Shares subscribed for

      Amount of money paid and deposited with Escrow Agent

2.    Name of Subscriber

      Mailing Address

      State of Residence

      Tax Identification Number

      Amount of Shares subscribed for

      Amount of money paid and deposited with Escrow Agent

                                    EXHIBIT D

                             MINIMUM OFFERING NOTICE

                              [Company Letterhead]

[DATE]

Wells Fargo Bank, N.A.
1445 Ross Avenue, 2nd Floor
MAC T5303-022
Dallas, Texas 75202
Attention:  Amy Perkins, Corporate Trust & Escrow Services
Telecopy:  (214) 777-4086

      You are hereby notified that the Company has received and accepted Subscription Agreements for the Minimum Amount of Shares. You are further notified that all conditions precedent to the issuance by the Company of this Minimum Offering Notice, under the Escrow Agreement or any other agreement, have been met. We therefore direct Wells Fargo Bank, N.A., as Escrow Agent, to distribute the Escrow Property in the following manner:

      [Insert Wire Instructions]

Sincerely,

Authorized Person

Print Name

Authorized Person

Print Name

                                       D-1